THE SECURITIES REPRESENTED BY THIS OPTION AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS (“STATE ACTS”), AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION THEREFROM.

OPTION
TO PURCHASE
COMMON SHARES
OF
CorPorate RESOURCE SERVICES, INC.

No. O-________________Date of Issuance: July 18, 2013

Number of Common Shares: 450,000

THIS OPTION TO PURCHASE COMMON SHARES (the “Option”) certifies that, for value received, Mark Levine (the “Holder”) is entitled, upon the terms and subject to the limitations and the conditions hereinafter set forth, to subscribe for and purchase from Corporate Resource Services, Inc., a Delaware corporation (the “Issuer”), up to 450,000 common shares, par value $0.0001 per share (“Common Shares”), of the Issuer (“Option Shares”) (as adjusted pursuant to the terms hereof, the “Option Shares”) at an initial exercise price of $0.6469 per Common Share as adjusted from time to time as provided for herein (the “Option Price”).  Capitalized terms used in this Option and not otherwise defined herein shall have the respective meanings specified in Section 5 hereof.

1.

Term.  The right to subscribe for and purchase Common Shares represented hereby shall commence on the date hereof and shall expire at 11:59 P.M., Eastern time, on January 31, 2023 (such period being the “Term”).

2.	Vesting; Method of Exercise; Payment; Issuance of New Option; Transfer and Exchange.
(a)	Vesting

The Option shall become exercisable in equal annual amounts on July 18, 2014, July 18, 2015 and July 18, 2016.  However, should a Change of Control occur, the option shall become immediately exercisable in the full amount of Option Shares.  For the purposes of this paragraph, a Change of Control shall mean a transaction by which Robert Cassera’s ownership of the Company’s Common Stock is reduced to less than 50% of the then outstanding shares.

(b)	Method of Exercise.
(i)

Subject to the terms and conditions contained herein, the Holder may exercise this Option, on one or more occasions, on any Business Day during the Term, in whole or in part, by (A) the surrender of this Option (with the exercise form attached hereto as Exhibit A (the “Exercise Notice”) duly completed and executed) at the principal

1

office of the Issuer, and (B) (1) the payment to the Issuer of an amount of consideration therefor equal to the Option Price in effect on the date of such exercise multiplied by the number of Option Shares with respect to which this Option is then being exercised (the “Aggregate Exercise Price”), payable at such Holder’s election by certified or official bank check or by wire transfer of immediately available funds, or (2) by notifying the Issuer that this Option is being exercised pursuant to a Cashless Exercise (as defined below).

(ii)

The Holder may exercise this Option in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Issuer upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of Common Shares determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)

D

For purposes of the foregoing formula:

A= the total number of Common Shares with respect to which this Option is then being exercised.

B= the arithmetic average of the Closing Sale Prices of the Common Shares for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C= the Option Price then in effect for the applicable Option Shares at the time of such exercise.

D= the Closing Sale Price of the Common Shares on the date of the Exercise Notice.

For purposes of Rule 144(d) promulgated under the Securities Act, it is intended that the Option Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Option Shares shall be deemed to have commenced, on the date this Option was originally issued.

(c)

Issuance of Common Shares; Certificates.  In the event of any exercise of this Option in accordance with and subject to the terms and conditions hereof, (i) on the date of the exercise the Issuer shall cause the Holder to be registered as a record holder in the register of the Issuer and the Holder shall be deemed for all purposes to be the holder of record of the Common Shares so purchased as of the date of such exercise, and, if the Common Shares are not certificated, the Issuer shall deliver to the Holder evidence of credit on the Holder or its designee’s balance account of Common Shares at the Depositary Trust Company, or if the Common Shares are certificated, at the request of the Holder, the Issuer shall deliver to the Holder certificates for the Common Shares so purchased, dated the date of such exercise, within two Business Days after receipt of the exercise form by the Issuer, such certificates to be in such denominations as may be specified in the applicable exercise form and registered in the name of the Holder or such other name or names as shall be specified in the applicable exercise form and (ii) unless this Option has expired, a new Option representing the number of Common Shares, if any, with respect to which this Option shall not then have been exercised shall also be issued to the Holder hereof within two Business Days after receipt of the exercise form by the Issuer.

(d)

Transferability.  Neither this Option nor the rights hereunder to acquire the Option Shares shall be transferred, in whole or in part, except in accordance with applicable securities laws.  Subject to the foregoing, the Holder may transfer or assign this Option, in whole or in part, by surrender of this Option at the principal office of the Issuer or its designated agent, together with the Assignment Form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Issuer shall execute and deliver a new Option or Options in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Option evidencing the portion of this Option not so assigned, if any, and this Option shall promptly be cancelled.  The Option, if properly assigned in accordance herewith, may be exercised by such assignee for the purchase of Option Shares without having a new Option issued.

(d)

Lost, Stolen, Mutilated or Destroyed Option.  If this Option shall be mutilated, lost, stolen or destroyed, the Issuer shall issue, execute and deliver, in exchange and substitution for and upon cancellation of such mutilated Option, or in lieu of and in substitution for a lost, stolen or destroyed Option, a new Option representing an equivalent number of Option Shares. If requested by the Issuer, the Holder of the mutilated, lost, stolen or destroyed Option shall provide indemnity sufficient in the opinion of the Issuer to protect it from any loss which it may suffer if such mutilated, lost, stolen or destroyed Option is replaced.

(e)

Option Exchangeable for Multiple Options.  This Option is exchangeable, upon the surrender hereof by the Holder at the principal office of the Issuer, for a new Option or Options representing in the aggregate the right to purchase the number of Option Shares then underlying this Option, and each such new Option will represent the right to purchase such portion of such Option Shares as is designated by the Holder at the time of such surrender; provided, however, that no Options for fractional Option Shares shall be given.

3.	Adjustment of Option Price and Option Shares. The number of Option Shares and the Option Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)                      Subdivision or Combination of Common Shares. If the Issuer, at any time while this Option is outstanding, shall subdivide or combine any Common Shares (whether by any split, reverse split, Common Share dividend, Common Share distribution, recapitalization or otherwise), (i) in case of the subdivision of Common Shares, the number of Option Shares shall be proportionately increased (as at the effective date of such subdivision or, if the Issuer shall take a record of holders of its Common Shares for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of Common Shares outstanding as a result of such subdivision, or (ii) in the case of a combination of Common Shares, the number of Option Shares shall be proportionately reduced (as at the effective date of such combination or, if the Issuer shall take a record of holders of its Common Shares for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of Common Shares outstanding as a result of such combination.

(b)                      Adjustment of Option Price. Upon each adjustment in the number of Option Shares pursuant to Section 3(a), the Option Price shall be adjusted, to the nearest ten thousandth of one cent, to the product obtained by multiplying the Option Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Option Shares immediately before giving effect to such adjustment and the denominator of which shall be the number of Option Shares immediately after giving effect to such adjustment.

(c)                     Adjustment to Option Price and Option Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Issuer, (ii) reclassification of the stock of the Issuer (other than a change in par value or from par value to no par value or from no par value to par value or as a result of an event contemplated in Section 3(a)), (iii) consolidation or merger of the Issuer with or into another Person, (iv) sale of all or substantially all of the Issuer’s assets to another Person or (v) other similar transaction in each case which, upon the consummation thereof, entitles the holders of Common Shares to receive stock, securities or assets with respect to or in exchange for Common Shares, this Option shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of the number of Option Shares then exercisable under this Option, be exercisable for the kind and number of shares of stock or other securities or assets of the Issuer or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Option in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Option Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Option at such time).

(d)Notice of Adjustments. Whenever the Option Price or the number of Option Shares shall be adjusted pursuant to Section 3 hereof (for purposes of this Section 3(d), an “adjustment”), the Issuer shall deliver to the Holder a notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Option Price and Option Shares after giving effect to such adjustment.

4.         Fractional Common Shares. No fractional Common Shares will be issued in connection with any exercise hereof and each fractional Common Share shall be rounded to the nearest whole Common Share (and a 0.5 Common Share shall be rounded to the next higher Common Share).

5.         Definitions. For the purposes of this Option, the following terms have the following meanings:

“Business Day” means any day other than a day which is a Saturday, Sunday or a day on which banks in New York City are authorized or required by law to be closed.

“Holder” means the Person who shall from time to time own the Option.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, an investment fund, any other business entity or a governmental entity or any department, agency or political subdivision thereof.

"Principal Market" means the principal securities exchange or securities market on which the Common Shares are traded or quoted.

"Requisite Holders" means at any time the Holders of Options (other than the Issuer or any Subsidiary thereof) exercisable for a majority of the Common Shares issuable under the Options at any time outstanding.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Subsidiary” means any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, at least 50% of the total voting power of securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Issuer or one of its Subsidiaries or (ii) if a limited liability company,  partnership, association or other business entity (other than a corporation), at least 50% of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by the Issuer or one of its Subsidiaries.

"Trading Day" means any day on which the Common Shares are traded or quoted on the Principal Market; provided that "Trading Day" shall not include any day on which the Common Shares are scheduled to trade or be quoted on such exchange or market for less than 4.5 hours or any day that the Common Shares are suspended from trading or quotation during the final hour of trading or quotation on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading or quotation on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

“Options” means the options issued pursuant to the Consulting Agreement, including, without limitation, this Option, and any other options of like tenor issued in substitution or exchange for any Options pursuant to the provisions hereof or of any of such other Options.

6.       Amendment and Waiver. Any term, covenant, agreement or condition in this Option may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Requisite Holders; provided that any Holder may waive any provision for its benefit.

7.       Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS OPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

8.

Waiver of Jury Trial. THE HOLDER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY SUIT, LEGAL ACTION OR PROCEEDING IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS OPTION OR THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

9.

Venue; Submission to Jurisdiction. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS OPTION SHALL BE BROUGHT ONLY IN A COURT OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK AND HOLDER HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURT FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, HOLDER HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO HIM OR IT AT THE ADDRESS AS PROVIDED IN SECTION 9 HEREOF. TO THE FULLEST EXTENT PERMITTED BY LAW, HOLDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

10.

Notices.  All notices, requests, demands and other communications permitted or required to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed conclusively to have been given (i) when personally delivered, (ii) when sent by facsimile (with hard copy to follow) during a Business Day (or on the next Business Day if sent after the close of normal business hours or on any non-Business Day), (iii) one Business Day after being sent by reputable overnight express courier (charges prepaid), or (iv) five Business Days following mailing by certified or registered mail, postage prepaid and return receipt requested.  Unless another address is specified in writing, notices, requests, demands and communications to the parties shall be sent (i) to the Issuer, at its principal executive offices, and (ii) to the Holder, at its address as it appears in the records of the Issuer.

11.        No Rights of Common Shareholder Until Exercise.  This Option does not entitle the Holder to any rights of a holder of Common Shares. The only rights of a Holder shall be those expressly provided for herein.

12.        Successors and Assigns. This Option and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer and the Holder and shall be enforceable by any such Holder.

13.

Modification and Severability. The provisions of this Option will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of any other provision hereof. To the fullest extent permitted by law, if any provision of this Option, or the application thereof to any Person or circumstance, is invalid or unenforceable (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Option and the application of such provision to other Persons, entities or circumstances will not be affected by such invalidity or unenforceability.

IN WITNESS WHEREOF, the Issuer has duly executed this Option.

Dated: July 18, 2013
CORPORATE RESOURCE SERVICES, INC.

	By:	/s/ John P. Messina, Sr.
Name: John P. Messina, Sr.
Title: President, Chief Executive Officer and Chairman of the Board of Directors of Corporate Resource Services, Inc.

MA
MARK LEVINE

By:	/s/ Mark Levine
Name: Mark Levine
Title: Chief Operating Officer of Corporate Resource Services, Inc.

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

OPTION TO PURCHASE COMMON STOCK

CORPORATE RESOURCE SERVICES, INC.

            The undersigned Holder hereby exercises the right to purchase _________________ Common Shares ("Option Shares") of Corporate Resource Services, Inc., a Delaware corporation (the "Issuer"), evidenced by the attached Option to purchase Common Shares (the "Option").  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option.

            1.  Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

                                                                                                ____________                        a "Cash Exercise" with respect to _________________ Option Shares; or

                                                                                                ____________                        a  "Cashless Exercise" with respect to _______________ Option Shares.

            2.  Payment of Exercise Price.  In the event that the Holder has elected a Cash Exercise with respect to some or all of the Option Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Issuer in accordance with the terms of the Option.

            3.  Delivery of Option Shares.  The Issuer shall deliver to the holder __________ Option Shares in accordance with the terms of the Option.

Date: _______________

Name of Registered Holder

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT FORM

(To be executed by the registered holder hereof)

FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto _______________ the within Option and all rights evidenced thereby and does irrevocably constitute and appoint _______________, attorney, to transfer the said Option on the books of the within named Issuer.

Dated:	Signature:

Address:

PARTIAL ASSIGNMENT

(To be executed by the registered holder hereof)

FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto _________________ the right to purchase ________ Common Shares issuable upon exercise of the attached Option, and does irrevocably constitute and appoint __________________, attorney, to transfer that part of the said Option on the books of the within named Issuer.

Dated:	Signature:

Address: